Exhibit 99.1

Expert - Led Group Media Network Investor Presentation

Information Included In This Presentation You should read documents that we have filed with the SEC for more complete information about us. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov . This presentation contains forward - looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered to be “forward - looking statements.” Words such as “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “target”, “potent ial ”, “will”, “would”, “could”, “should”, “continue”, “strong”, “upcoming” and similar expressions are intended to identify forward looking statements. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include: our ability to launch our group media network; our ability to expand the number of media channel partners; obtaining sufficient user traffic; managing our growth and our ability to address the risks that a new enterprise may encounter from time to time; our ability to obtain intellectual property protection for our assets; our ability to accurately estimate our expenses and cash u se and raise additional funds when necessary; our ability to address regulatory and market developments that affect our operations and generating usage; and competition. These and additional risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10 - K and our Quarterly Reports on Form 10 - Q. Undue reliance should not be placed on forward - looking statements, which speak only as of the date they are made. Except as required by law, we undertake no obligation to update any forward - looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events. 2 2

What is TheMaven? 3 3 World Class Technology Platform ● Access via web, iOS app, Android app ● Easy as FB, Twitter, YouTube to create and share all content ● Moderation, CMS, engagement/revenue dashboard ● Platform is one - stop - stop distribution amplifier ● Rewards, recognizes, amplifies social engagement Value Proposition for Advertisers, Consumers, Publishers ● Politics, Lifestyle, Tech, Non - Profit, Outdoors, Hobbies, etc. ● For advertisers : premium quality, large scale, single connection ● For consumers : intensely focused content, group engagement ● For publishers : single, efficient platform, revenue share partners ● Perfect storm: high engagement, premium quality, scale, efficiency TheMaven is a coalition of elite, independent publishers sharing a unified business & technology platform Expert - Led Group Media Network

Why TheMaven? 4 4 Community model creates critical mass for channel partners to generate higher engagement, driving sustainable revenue Founders have proven the model in sports and entertainment; now taking the model to 19 other categories Social media platforms now charge “boosting” to reach followers, but our hand - picked publishers get unrestricted access to their customers and constituents TheMaven offers its platform to professionals only, operating a boutique, closed network for independent, professional publishers Independent publishers no longer have a sustainable revenue or distribution model Our platform brings three otherwise - unavailable assets: 1. Self - sustaining distribution 2. World - class technology 3. Network - Scale ad revenue 4

Leadership - Digital Media Pioneers



James Heckman
CEO, Founder, Director

Formerly: Head of Global Media Strategy, Yahoo!; Founder/CEO of NFL Exclusive, Rivals.com, Scout.com, 5to1; CSO Zazzle; CSO Fox Interactive



Ross Levinsohn
Director

Director, Tribune Media; Formerly: CEO, Yahoo!; President, Fox Interactive Media; SVP/GM, Fox Sports Interactive; senior roles at AltaVista, CBS Sportsline, HBO



Bill Sornsin
COO, Co-founder

Formerly: CTO/co-founder Rivals.com, Scout.com; COO Scout Media; VP Engineering/ Operations, Fox Interactive Media; Group Manager, MSN Core Technology; Product Manager, Microsoft Exchange



Ben Joldersma
CTO, Co-founder

Formerly: CTO/CPO Scout.com; Sr Software Engineer, Google; Principal Software Engineer, Yahoo!; System Architect, 5to1; Engineering roles at Rivals.com, aQuantive, Microsoft

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...and a world-class product/engineering team

Internet platform veterans: Google, Microsoft, thePlatform, Fox, 5to1, CBS SportsLine, Yahoo!, Rivals, Scout, Amazon

TheMaven, Inc. 5

Leadership (cont.) Robert Levande Director Sr Managing Director, MDB Capital; Board Chairman, Pulse Biosciences; Formerly: Managing Director, Gilford Securities; President, Palantir Group; VP Business Analysis/ Development, Pfizer Medical Technology Group Chris Marlett Director Co - founder, chairman and CEO, MDB Capital; Former CEO, Integrated Surgical Systems Peter Mills Director Formerly: CEO, Cimbal, Inc.; CEO/ Chairman, Integrated Surgical Systems; VP Sales, Speck Design; VP Sales, Softchain; various roles, Adept Technology, Hewlett - Packard Gary Schuman CFO CFO MDB Capital; CFO Cue Biopharma; Formerly: CFO Pulse Biosciences; CFO USBX, Inc. 6

Category Targets

Deploying proven model to hundreds of new categories

TheMaven, Inc.

News/Politics	Business	Autos/Motor	Money/ Finance	Tech	Outdoors	Military/ History	Fitness/ Wellness	Family	Advocacy/Causes/ Human Rights
General	Entrepreneurs	Industry News	Personal Finance	Media-Tech	Fishing	Roman	Sports Nutrition	Fatherhood	Human Trafficking
Pro-Choice	Market News	Mechanics	Retirement	AI	Hunting	Civil War	Organic	Home School	Animal Rights
Pro-Life	Business News	Hot Rods	Stock tips	Energy	Sailing	WWI	CrossFit	Pregnancy	Monsanto
2nd Amend/ Gun Limits	Regional Business	Motorcycle	Individual Stocks	Computer Science	Motor Boating	WWII	Yoga	IVF, Surrogacy	Support: Alzheimer's, ALS, Cancer, Autism, Parkinsons, MD, CP
Foreign Affairs/ Security	Market News	Brand Clubs (Mustang, etc.)	Business News	Personal Electronics	Skiing/Boarding	Communism (Red Terror)	Hiking	Same-sex parenting	Ocean/Water/Fish
Pundits/Personalities	Venture/Start-ups	NASCAR	Real Estate Investment	How Stuff Works	Kayak/River	Weapons (personal/hunting)	Doctors	Single Parents	Religious Freedom
Conservative	Aerospace	Formula 1	Day Trading	Apple	Climbing	Weapons (military)	Medical Advice	Divorce	Father's Rights
Liberal	Careers	History	Asia/Pacific	MSFT	Paintball	Vietnam	Health Advice	Special Needs	Choice/teen sexual health
Libertarian	Insurance	Marine Boats	Europe	Google	Road Biking	News	Med Tech	Sex Advice	Justice & Law
Socialist	Fashion Industry	Reviews/Ratings	Careers	Nerd	Mt Biking	Asia	Running	College Admissions	GMO
Libertarian	Bitcoin	Electric Vehicles	Commodities	Audio	Hiking	Europe	Motivational	Motherhood	Disabilities
Green	MacroEconomics	Autonomous Vehicles	Market News	Space	Tennis	Archeology	Bodybuilding	Working Moms	Immigration
Candidates	Energy	Safety	Motivational	Biology	Golf	Antiques	Martial Arts	Parenting	Arts
State Politics	Music Industry	Touring	Gold/Silver	Mobile	Wildlife	Medieval History	Reproductive Health	Reproductive Healtth	Veterans
Military/War News	Tech Industry	Vintage/Restoration	Foreign Exchanges	Oceanography	IronMan	Modern Military	Fencing	Online Education	Autism
Anti-War	Ag/Farming	Sailing	Technology Tools	NASA	Running	Native American	Boxing	Discipline	Burning Man
Parties	Real Estate	Yachting	Taxes	Mathematics	Fly Fishing	Special Forces	Kickboxing	Step-parenting	Charter Schools
Food Safety	Mining	Alternative Fuels	Emerging Markets	Aerospace	Offshore Fishing	Railroad	Pilates	Vaccination	Clean Energy
Education Policy	Advertising	Diesel	BitCoin	Chemistry	Backcountry/OffPiste	Industrial	Spinning	Ancestry	WikiLeaks
ISIS/Radical Islam	Construction	Dirtbike	After-Hours Trading	DNA/Genetics	Big Game Hunting	Architectural	Meditation	Family Finance	Wildlife Conservation
Immigration	PE/M&A	Streetbike	PE/M&A	General Science	Firearms	Aviation	Accupuncture	Stay-at-home Parents	Nonprofits (general)
Legal News	Restaurant	Corvette	MicroFinance	Life Extension	Target Shooting	Napoleon	Depression Help	Babysitting	Preppers (survival)
Healthcare	H1 Visa Help	Porsche	Fine Art	Brain Science	GeoCaching	Cold War	Recovering Alcoholics	Family Travel	Native American
North Korea	Tax	Ferrari	Budgeting	Earth Science	Archery	History Podcasts	ADD/ADHD	Family Law	LGBT
Israel/Palestine	Luxury Goods	Street racing	For Immigrants	Physics	Crossfit	Firearms	Diabetes	Custody	Muslim
Drug War/Policy	Transportation	Harley Davidson	Offshore Havens	Paranormal	Scuba Diving	Ancient Greece	Birth Defects	Blended Families	Christian
WikiLeaks	VRBO/AirBnB	Small Engines	Currency Trading	Hacker	Paintball	Naval	Paleo	Relationships	Sustainable Living

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8 8 Two dozen channel partners signed so far, and growing weekly: ● Pulitzer Prize and other award - winning journalists ● Leading financial reporters from Forbes, Seeking Alpha, Fox Business ● Globally significant causes, foundations and non - profit communities ● Household - name political activists ● Top social influencers from Facebook, Twitter and YouTube in key categories For more specifics on partner signings and channel growth, go to “Press” at http://themaven.net/ Channel Partner Signings Gain Momentum Early indicator of demand for TheMaven business model

How do channel partners make money? Shared technology means no platform operating expenses for partners ● And access to world - class tech they’d never afford otherwise New inventory not possible to reach without TheMaven ● Own, control and grow partner’s own social network ● Distribution within/across TheMaven network (no cost) ● Third Party Distribution to major media outlets via TheMaven relationships Advertising revenue - otherwise not accessible ● Professional, major media platform makes endemic sponsorships easier to sell ● TheMaven Sponsorships available as part of combined inventory programs by vertical ● Direct, trading desk relationships with top agencies ● Preferred, ad - network relationships (premium pricing to match premium content at scale) ● Transparent revenue share, no black box, no channel conflicts; TheMaven only sells partners, no O/O Memberships and “productized” donations (at their option) ● “Platinum key” membership, VIP donors ● Recurring revenue – dropped into channel partner accounts, monthly 9 9

How does TheMaven make money? Network efficiency creates high operating margins against ad revenue share ● Scale, unified brand of premium creates new advertising asset ● Revenue share is tiny fraction of increased pie ● Shared infrastructure affords partners to increase quality and scale – more to share Membership platform generates monthly recurring revenue ● Social features create new engagement, new inventory to share Growth through culture, commitment, alignment ● Channel partners share in equity, must stay to earn, aligned interest, will recruit others ● We don't do content, therefore don't compete with publishers for same budget (huge issue) ● Publishers remain independent ● All help each other (distribution) ● We don't win if they don't, in any way (equity or revenue) 10 10

Next - Generation Platform App, Tablet & Desktop 11

Channel Home Detail (Desktop) 12

13 13 Operating Leverage vs Traffic, Revenue Monthly Not a projection, but an illustration of the approximate relationship between traffic and various financial metrics in this business model Assumptions: - Monthly “snapshot”, after at least 1 year of product, network and sales buildout - Blended CPMs of $10/$2.40 for video/display - No in - house sales force, just small sponsorship and ad ops/yield management team (external sales force added after ~40MM uniques) Observations: - OpEx increases modestly vs traffic (mostly video serving costs) - EBITDA margin improves with traffic: 42%/51%/58%

14 14 ● True Partnerships, Total Alignment, Coalition Ownership ● Channel partners are owners, equity holders, tied to performance ● Founding partners’ allocation is significant, ensuring critical mass and long - term sustainability at launch ● Removes sales channel conflicts, aligns management with content producers ● Sustainable business model to serve consumers, partners and investors ● Benefit for consumers is ensuring sustainability for world - class content providers and community ● Benefit for channel partners is permanent audience asset and sustainable revenue model ● Benefit for investors is a sustainable, growing, high - margin business with tremendous scale potential ● 100 Million highly - engaged monthly unique visitors, all organically - driven ● Coalition of several hundred elite influencers, journalists, foundations and passionate cause leaders ● Operate network on unified platform, while preserving partner independence ● Sustainable distribution driven by expert - led communities Vision for a Sustainable Future